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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                               _______________

                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 or 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):  April 4, 2003

                      Exact Name of Registrant as
                     Specified in Charter; State or
                  Other Jurisdiction of Incorporation;
(Commission          Address of Principal Executive           (IRS Employer
File Number)     Offices; Registrant's Telephone Number     Identification No.)
------------     --------------------------------------     -------------------

  1-14507             Henley Limited Partnership                04-3416346
                  (a Delaware limited partnership)
                      140 Wood Road, Suite 410
                   Braintree, Massachusetts 02184
                           (781) 930-3015


        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events

      On April 4, 2003, Henley Limited Partnership ("Henley") issued a press release announcing April 16, 2003 as the record date for its previously disclosed merger transaction and that as of the close of business on April 16, 2003, Henley's transfer books will be permanently closed and the units will be suspended from trading on the New York Stock Exchange and Boston Stock Exchange.

      The press release issued by Henley is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 7.  Financial Information, Pro Forma Financial Information and
         Exhibits

      (c)   Exhibits

            Exhibit      Description
            -------      -----------

             99.1        Press Release dated April 4, 2003.

                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 4, 2003                HENLEY LIMITED PARTNERSHIP

                                    By:  BCLP GP, Inc., its General Partner

                                    By:  /s/  Richard G. Pond
                                         ----------------------------------
                                         Richard G. Pond
                                         Executive Vice President, Chief
                                         Operating Officer, Chief Financial
                                         Officer, Treasurer, and Secretary*

*  Title indicates position with BCLP GP, Inc.

                                EXHIBIT INDEX

Exhibit      Description
-------      -----------

 99.1        Press Release dated April 4, 2003.


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